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                                                                 Exhibit 23.1
                                                                 ------------




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-30882 of E Com Ventures, Inc. on Form S-8 of our report dated April 18, 2003, appearing in this Annual Report on Form 10-K of E Com Ventures, Inc. for the year ended February 1, 2003.


/s/ DELOITTE & TOUCHE LLP


Miami, Florida
April 29, 2003



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